UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 27, 2007

AMERICAN ENERGY PRODUCTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-52812	74-2945581
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

6073 Hwy 281 South
Mineral Wells, TX 76067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (210) 410-8158

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a press release issued on December 27, 2007 by the Registrant that announced an operations update of Registrant’s wholly-owned subsidiary Production Resources, Inc.

Item 7.01. Regulation FD Disclosure

On December 27, 2007, Registrant issued a press release that announced an operations update of Registrant’s wholly-owned subsidiary Production Resources, Inc.  A copy of the December 27, 2007 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

            None

(b) Pro forma financial information:

            None

(c) Shell company transactions:

            None

(d) Exhibits

            99.1       Press Release of American Energy Production, Inc. dated December 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Energy Production, Inc.

January 2, 2008	By:	/s/ Charles Bitters
Charles Bitters
Chief Executive Officer